UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): December 10, 2018

Amyris, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34885	55-0856151
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5885 Hollis Street, Suite 100, Emeryville, CA 94608
(Address of Principal Executive Offices) (Zip Code)

(510) 450-0761
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 8.01 below is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 8.01 below is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On December 11, 2018, Amyris, Inc. (the “Company”) issued a press release regarding the matters discussed herein, a copy of which is attached hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is furnished pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

As previously reported, on December 6, 2018, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with certain private investors (the “Purchasers”) relating to the sale of $60 million aggregate principal amount of senior convertible notes (the “Notes”) that are convertible into shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”). The entry into the Purchase Agreement and related matters were reported in a Current Report on Form 8-K filed by the Company with the SEC on December 7, 2018 (the “Prior 8-K”), which is incorporated herein by reference.

On December 10, 2018, the Company and the Purchasers closed the issuance and sale of an aggregate of $60 million of Notes pursuant to the Purchase Agreement (the “Offering”), resulting in net proceeds to the Company of approximately $56.2 million after payment of offering expenses and placement agent and advisory fees. In addition, on December 10, 2018, the Company and the Purchasers entered into the Registration Rights Agreement (as defined in the Prior 8-K).

The Notes (including the shares of Common Stock underlying the Notes) were issued in a private placement pursuant to the exemption from registration under Section 4(a)(2) of the Securities Act and Regulation D promulgated under the Securities Act.

Oppenheimer & Co. Inc. acted as sole placement agent in connection with the Offering.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

The following exhibit is furnished herewith:

Exhibit Number	Description
99.1	Press release issued December 11, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amyris, Inc.

Date: December 11, 2018	By:	/s/ Kathleen Valiasek
Kathleen Valiasek
Chief Financial Officer